Exhibit 10.26

GUARANTEE

THIS GUARANTEE (the “Guarantee”) is entered into as of ___________________, 2009 by KAI PATTERSON, an individual (the “Guarantor”), in favor of JOHN THOMAS FINANCIAL, INC., a New York corporation (“JTF”), in its capacity as representative of the Investors, as hereinafter defined.

RECITALS

A. Guarantor is the Chief Executive Officer and a principal stockholder of Amber Ready, Inc., a Nevada corporation (the “Company”).

B. The Company is desirous of concluding a private offering of its secured three year convertible promissory notes (the “Convertible Notes”) to a number of “accredited investors” (the “Investors”), as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

C. To induce the Investors to purchase the Convertible Notes, the Guarantor has agreed to grant a security interest in the Collateral, as hereinafter defined, pursuant to a Pledge and Security Agreement of even date herewith (the “Pledge Agreement”) between the Guarantor and JTF, as representative of the Investors.

D. The Guarantor wishes to grant JTF assurance in order to guarantee the Company’s attainment of a certain Target, as defined in the Pledge Agreement.

Accordingly, the Guarantor individually hereby agrees as follows:

1. Guarantee.  The Guarantor unconditionally and irrevocably guarantees to JTF, as representative of the Investors, the full and punctual attainment of the Target (the “Obligations”).

2. Limited Recourse. Notwithstanding anything contained in this Guarantee to the contrary, the only recourse that JTF shall have under this Guarantee shall be against the 13,814,000 shares (the “Collateral”) of common stock, $0.0001 par value per share, of the Company owned by the Guarantor and pledged by the Guarantor as collateral pursuant to the Pledge Agreement.  JTF shall have no recourse against any of the other property and assets of the Guarantor to satisfy the obligations of the Guarantor under this Guarantee and under the Pledge Agreement.

3. Guarantee Continuing, Absolute Unlimited.  The liability of the Guarantor hereunder shall be absolute and unconditional and shall not be affected by:

a. any lack of validity or enforceability of any agreements between the Company and the Investors and/or the Company and JTF;

b. any change in the time, manner or place of payment of or in any other term of such agreements or the failure on the part of the Company to carry out any of its obligations under such agreements;

c. any impossibility, impracticability, frustration of purpose, illegality, force majeure or act of government;

d. the bankruptcy, winding-up, liquidation, dissolution or insolvency of the Company, JTF or the Investors or any party to any agreement to which JTF is, and/or the Investors are, party;

e. any lack or limitation of power, incapacity or disability on the part of the Company or of the directors, partners or agents thereof or any other irregularity, defect or informality on the part of the Company in its obligations to the Investors and/or JTF; or

f. any other law, regulation or other circumstance which might otherwise constitute a defence available to, or a discharge of, the Company in respect of any or all of the Obligations.

4. No Release or Discharge. The liability of the Guarantor hereunder shall not be released, discharged, limited or in any way affected by anything done, suffered or permitted by the Investors and/or JTF in connection with any duties or liabilities of the Guarantor to the Investors and/or JTF or any security therefor including any loss of or in respect of any security received by JTF from the Guarantor or others.  JTF, on behalf of the Investors, without releasing, discharging, limiting or otherwise affecting in whole or in part the Guarantor’s liability hereunder, may:

a. grant time, renewals, extensions, indulgences, releases and discharges to the Guarantor;

b. take or abstain from taking securities or collateral from the Guarantor;

c. accept compromises from the Guarantor; or

d. otherwise deal with the Guarantor and all other persons and security interests as JTF may see fit.

5. Termination.  This Guarantee shall automatically terminate without any action by the Guarantor or JTF if the Minimum Offering (as defined in the Placement Agent Agreement dated as of ____________, 2009 by and between the Company and JTF) is not attained by April 30, 2009.

6. Return of Collateral.  Upon the attainment of the Target or if the Minimum Amount is not attained by April 30, 2009, the Collateral shall be returned to Guarantor and JTF’s security interest and rights in and to the Collateral shall terminate.

7. No Exhaustion of Remedies. JTF shall not be bound or obligated to exhaust its recourse against the Company or other persons or any securities or collateral it may hold or take any other action before being entitled to demand payment from the Guarantor hereunder.

8. No Set-off. The Guarantor shall not claim any set-off or counterclaim against the Company in respect of any liability of the Company to the Guarantor.

9. Continuing Guarantee. This Guarantee shall be a continuing guarantee and shall be binding as a continuing obligation of the Guarantor.

10. Demand for Payment.  JTF shall be entitled to make demand upon the Guarantor at any time upon an Event of Default, as defined in the Pledge Agreement, and upon such Event of Default JTF may declare that all Obligations have not been attained and may forthwith collect from the Guarantor the Collateral.

11. Subrogation. If (i) the Guarantor delivers the Collateral to JTF under this Guarantee, JTF will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations and any security held therefor resulting from such performance by the Guarantor.

12. Waiver of Notice of Acceptance. The Guarantor hereby waives notice of acceptance of this instrument.

13. Entire Agreement. This Guarantee, together with the Escrow Agreement, as defined in the Pledge Agreement, and the Pledge Agreement, constitute the entire agreement among JTF, as agent of the Investors, the Company and the Guarantor with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between such parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, among such parties other than as expressly set forth in this Guarantee, the Escrow Agreement and the Pledge Agreement.

14. No Waiver, Remedies. No failure on the part of JTF to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude the other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

15. Severability. If any provision of this Guarantee is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

16. Governing Law.  THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

17. Notice.  Any demand, notice or other communication (a “Communication”) to be given in connection with this Guarantee shall be given in the manner and to the respective addresses set forth in the Pledge Agreement.

18. Assignment. The rights of JTF under this Guarantee may be assigned by JTF without the prior consent of the Company or the Guarantor. The Guarantor may not assign its obligations under this Guarantee.

19. Interpretation.  Guarantor and JTF have participated jointly in the negotiating and drafting of this Guarantee.  If an ambiguity or a question of intent or interpretation arises, this Guarantee shall be construed as if drafted jointly by Guarantor and JTF, and no presumption or burden of proof shall arise favoring or disfavoring Guarantor or JTF, as the case may be, by virtue of the authorship of any provisions of this Guarantee.

20. Miscellaneous.

a. Any term of this Guarantee may be amended, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and JTF.

b. The headings in this Guarantee are for purposes of reference only and shall not limit or define the meaning hereof.

c. If it ever becomes necessary to employ counsel to collect this obligation, the Guarantor shall pay all expenses and costs, including reasonable attorney's fees and out-of-pocket expenses of said attorney for the services of such counsel, whether or not suit be brought and including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding).

d. This Guarantee may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed and delivered as of the day and year first above written.

KAI PATTERSON

WITNESS:
[insert]

State of New Jersey	)
)s.s:
County of [insert]	)

On the  _____ day of ___________________, 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared KAI PATTERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual executed the instrument.

__________________________
Notary Public